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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22551

MAINSTAY DEFINEDTERM

MUNICIPAL OPPORTUNITIES FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

 Registrant’s telephone number, including area code: (212) 576-7000

 Date of fiscal year end: May 31

 Date of reporting period: May 31, 2015

Item 1.              Reports to Stockholders.

MainStay DefinedTerm Municipal Opportunities Fund

Message from the President and Annual Report

May 31, 2015  |  NYSE Symbol MMD

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Message from the President

Municipal bonds generally provided positive total returns for the 12 months ended May 31, 2015, despite some volatility along the way.

During the reporting period, the Federal Reserve maintained the federal funds target rate in its now-familiar near-zero range. The Federal Reserve also maintained its position that an increase in the targeted federal funds rate would be driven by data related to the Federal Open Market Committee’s mutual goals of maximum employment and inflation of two percent. Gross domestic product slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015, and many investors were more concerned with deflation than inflation. Together, these factors may have influenced when a change in the target federal funds rate may be anticipated.

On an absolute basis, U.S. Treasury yields declined over the reporting period among issues maturing in one to three months, stayed the same for issues maturing in six months and rose among issues with maturities of one to three years.

Overall, the municipal market endured two opposing trends over the 12-month reporting period. The first phase occurred from June 2014 through January 2015, with municipal bond prices generally rising on strong demand as investors sought to satisfy their need for income. The second phase, which lasted for the rest of the reporting period, saw declining prices as the fixed-income markets began to price in the probability that the Federal Reserve was going to delay tightening monetary policy because of economic weakness in the first quarter of 2015.

For the 12-month reporting period, municipal bonds underperformed comparable taxable bonds, which we believe reflected heightened concerns over credit, specifically credits in the state of Illinois and the city of Chicago.

The report that follows provides additional insight into the market forces, investment decisions, securities and risks that influenced MainStay DefinedTerm Municipal Opportunities Fund during the 12 months ended May 31, 2015.

We encourage you to read the report carefully, and we thank you for choosing MainStay DefinedTerm Municipal Opportunities Fund.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Certain material in this report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results or events related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and the Fund undertakes no obligation to update the views expressed herein.

Fund Performance and Statistics (Unaudited)

Performance data quoted represents past performance of Common shares of the Fund. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. For performance information current to the most recent month-end, please visit mainstayinvestments.com/mmd.

Total Returns	One Year	Since Inception 6/26/12

Net Asset Value (“NAV”)[1]	7.78%	7.00%

Market Price[1]	9.60	4.38

Barclays Municipal Bond Index[2]	3.18	3.22

Average Lipper General & Insured Municipal Debt Fund (Leveraged)[3]	6.28	5.86

Fund Statistics (as of May 31, 2015)

NYSE Symbol	MMD	Premium/Discount[4]	–3.15%

CUSIP	56064K100	Total Net Assets (millions)	$524.4

Inception Date	6/26/12	Total Managed Assets (millions)[5]	$809.5

Market Price	$18.43	Leverage[6]	35.0%

NAV	$19.03	Percent of AMT Bonds[7]	4.01%

1.	Total returns assume dividends and capital gains distributions are reinvested.
2.	The Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. An investment cannot be made directly in an index.
3.	The average Lipper General & Insured Municipal Debt Fund (Leveraged) is representative of funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity, and/or reverse repurchase agreements. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.
4.	Premium/Discount is the percentage (%) difference between the market price and the NAV price. When the market price exceeds the NAV, the Fund is trading at a Premium. When the market price is less than the NAV, the Fund is trading at a Discount.
5.	“Managed Assets” is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued).
6.	Leverage is based on the use of proceeds received from tender option bond transactions, issuing Preferred Shares, funds borrowed from banks or other institutions or derivative transactions, expressed as a percentage of Managed Assets.
7.	Alternative Minimum Tax (“AMT”) is a separate tax computation under the Internal Revenue Code that, in effect, eliminates many deductions and credits and creates a tax liability for an individual who would otherwise pay little or no tax.

5

Portfolio Composition as of May 31, 2015† (Unaudited)

California	17.3%
Illinois	12.4
Michigan	7.8
Pennsylvania	6.4
Texas	5.6
Puerto Rico	5.3
Virginia	4.8
Florida	4.4
Ohio	4.1
New Jersey	3.7
Washington	3.0
Maryland	2.8
Nebraska	2.7
Kansas	2.6
Guam	2.2
Rhode Island	2.1
Tennessee	2.0
New York	1.8

Nevada	1.7%
U.S. Virgin Islands	1.0
Louisiana	0.7
District of Columbia	0.6
Alabama	0.5
Alaska	0.5
Arizona	0.5
Iowa	0.4
New Hampshire	0.3
Missouri	0.3
Indiana	0.1
Vermont	0.1
West Virginia	0.1
Georgia	0.1
Colorado	0.0 ‡
Other Assets, Less Liabilities	2.1

100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of May 31, 2015# (Unaudited)

1.	Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds, 4.50%–5.30%, due 6/1/27–6/1/40
2.	Chicago Board of Education, Unlimited General Obligation, 5.25%–5.50%, due 12/1/39
3.	Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, 5.00%, due 12/15/30–12/15/32
4.	University of California, Regents Medical Center, Revenue Bonds, 5.00%, due 5/15/43
5.	Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System Obligated Group, Revenue Bonds, 5.00%, due 5/15/43
6.	Virginia Commonwealth Transportation Board, Capital Projects, Revenue Bonds, 5.00%, due 5/15/31
7.	Central Plains Energy, Project No. 3, Revenue Bonds, 5.25%, due 9/1/37
8.	Riverside County Transportation Commission, Limited Tax, Revenue Bonds, 5.25%, due 6/1/39
9.	City of Sacramento, California, Water, Revenue Bonds, 5.00%, due 9/1/42
10.	Kansas Development Finance Authority, Adventist Health Sunbelt Obligated Group, Revenue Bonds, 5.00%, due 11/15/32

Credit Quality as of May 31, 2015† (Unaudited)

Ratings apply to the underlying portfolio of bonds held by the Fund and are rated by an independent rating agency, such as Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. and/or Fitch Ratings, Inc. If ratings are provided by the ratings agencies, but differ, the higher rating will be utilized. If only one rating is provided, the available rating will be utilized. Securities that are unrated by the rating agencies are reflected as such in the breakdown. Unrated securities do not necessarily indicate low quality. S&P rates borrowers on a scale from AAA to D. AAA through BBB- represent investment grade, while BB+ through D represent non-investment grade.

†	As a percentage of Managed Assets.
‡	Less than one-tenth of a percent.
#	Some of these holdings have been transferred to a Tender Option Bond (“TOB”) Issuer in exchange for the TOB residuals and cash.

6	MainStay DefinedTerm Municipal Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert DiMella, CFA, John Loffredo, CFA, Michael Petty, Scott Sprauer and David Dowden of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay DefinedTerm Municipal Opportunities Fund perform relative to its benchmark and peers during the 12 months ended May 31, 2015?

For the 12 months ended May 31, 2015, MainStay DefinedTerm Municipal Opportunities Fund returned 7.78% based on net asset value applicable to Common shares and 9.60% based on market price. At net asset value and at market price, the Fund outperformed the 3.18% return of the Barclays Municipal Bond Index1 over the same period. At net asset value and at market price, the Fund outperformed the 6.28% return of the Average Lipper2 General & Insured Municipal Debt Fund (Leveraged) for the 12 months ended May 31, 2015.

What factors affected the Fund’s relative performance during the reporting period?

The Fund was positioned with a longer maturity and a lower-investment-grade rating profile than the Barclays Municipal Bond Index. This strategy performed well during the reporting period, as the municipal yield curve3 flattened and credit spreads4 narrowed, contributing to the Fund’s performance relative to the Index. Weakness in certain Chicago credits, specifically general obligation and public school credits, detracted from the Fund’s relative performance during the reporting period.

How was the Fund’s leverage strategy implemented during the reporting period?

The Fund’s leverage strategy was largely unchanged during the reporting period. After initiating a tax-loss strategy with respect to most of the Fund’s tender option bonds the prior year, the Fund maintained its leverage level in a small range during the reporting period. The Fund was able to renegotiate an extension of its Series A Fixed Rate Municipal Term Preferred Shares, locking in what we believe to be attractive borrowing rates for an additional 2.5 years. This allowed the Fund to maintain an attractive income stream for holders of the Fund’s Common shares during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund had a hedge consisting of U.S. Treasury futures during the reporting period, which was strictly used to manage the Fund’s duration5 relative to the Barclays Municipal Bond Index. While this strategy enabled the Fund to maintain a higher tax-exempt income stream during the reporting period, municipal bonds underperformed U.S. Treasury securities, thus our hedge had reduced effectiveness, therefore detracting from the Fund’s performance during the reporting period.

What was the Fund’s duration strategy during the reporting period?

The Fund began the reporting period with a slightly longer duration than that of the Barclays Municipal Bond Index. This was a result of what turned out to be a significant buying opportunity available to investors during the technical market dislocation that occurred during the second half of 2013. We have since moved the Fund’s duration to a more defensive posture. As of May 31, 2015, the Fund’s unleveraged modified duration to worst6 was approximately 5.8 years and the Fund’s leveraged duration to worst was approximately 9.0 years. The Fund’s duration strategy had a positive impact on performance during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

As has been the case for the past several years, lack of liquidity in the municipal market has been one of the greatest challenges for the Fund. Because it is a closed-end fund, however, we believe that the Fund has a significant advantage over open-end funds because of its committed capital and because it does not run the risks associated with daily redemptions of fund shares. These features allow the Fund to operate fully invested, maximizing its tax-exempt income stream. We have taken advantage of the flattening yield curve to reduce the weighted average life of the portfolio, which continues to have an overweight in longer maturities relative to the Barclays Municipal Bond Index.

1.	See footnote on page 5 for more information on the Barclays Municipal Bond Index.
2.	See footnote on page 5 for more information on Lipper Inc.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality. Leverage-adjusted duration is a measure of the price sensitivity of a bond or a bond fund to changes in market interest rates. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a fund and therefore results in a duration that is longer than the duration of the fund’s portfolio of bonds.

7

Which market segments were the strongest positive contributors to the Fund’s relative performance and which market segments were particularly weak?

Relative to the Barclays Municipal Bond Index, the most significant positive contributions to the Fund’s performance came from overweight positions among instruments with longer maturities and more credit-sensitive securities. (Contributions take weightings and total returns into account.) In addition, an overweight position in bonds wrapped by insurers contributed to performance, as these securities outperformed the Index. Hospitals, special tax and water and sewer bonds also contributed positively to the Fund’s performance relative to the Barclays Municipal Bond Index. The most significant detractors from the Fund’s relative performance were our currently callable securities. While these securities continued to provide superior yield, their short duration structure kept their prices more muted than the holdings in the Barclays Municipal Bond Index. Specific credits contributing positively to performance included Detroit Water and Sewer issues, enhanced Puerto Rico bonds and California zero coupon bonds.

How did the Fund’s weightings change during the reporting period?

The Fund’s strategy did not materially change during the reporting period, and there were no major changes to the structure of the Fund. We decreased our overweight position in California municipal bonds on the continued strength of these securities. We decreased the Fund’s exposure to hospitals, local general obligations and toll roads. We increased the Fund’s exposure to tobacco-backed bonds, public power and water/sewer bonds.

How was the Fund positioned at the end of the reporting period?

As of May 31, 2015, the Fund was overweight relative to the Barclays Municipal Bond Index in the local special tax (tobacco), hospital and water/sewer sectors. From a quality perspective, the Fund favored credits rated AA (enhanced) and BBB.7 As of May 31, 2015, the Fund’s duration was in line with that of the Barclays Municipal Bond Index.

7.	An obligation rated ‘AA’ by Standard & Poor’s (“S&P”) is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

8	MainStay DefinedTerm Municipal Opportunities Fund

Portfolio of Investments May 31, 2015

	Principal Amount	Value

Municipal Bonds 151.1%†
Alabama 0.8% (0.5% of Managed Assets)
Jefferson County, Limited Obligation School, Revenue Bonds Series A, Insured: AMBAC 4.75%, due 1/1/25	$250,000	$252,502
Jefferson County, Public Building Authority, Revenue Bonds Insured: AMBAC 5.00%, due 4/1/26	4,500,000	4,144,815

		4,397,317

Alaska 0.8% (0.5% of Managed Assets)
Northern Tobacco Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/46	5,295,000	4,159,752

Arizona 0.7% (0.5% of Managed Assets)
Phoenix Industrial Development Authority, Downtown Phoenix Student LLC, Revenue Bonds
Series A, Insured: AMBAC 4.50%, due 7/1/32	500,000	494,690
Series A, Insured: AMBAC 4.50%, due 7/1/42	150,000	143,652
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	2,000,000	2,020,080
Pima County Industrial Development Authority, PLC Charter Schools Project, Revenue Bonds 6.75%, due 4/1/36	1,075,000	1,086,857

		3,745,279

California 26.7% (17.3% of Managed Assets)
California County Tobacco Securitization Agency, Asset Backed, Revenue Bonds
Series A 5.125%, due 6/1/38	3,860,000	3,292,078
5.60%, due 6/1/36 (a)	2,575,000	2,380,690
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	2,165,000	2,635,866

	Principal Amount	Value

California 26.7% (17.3% of Managed Assets) (continued)
Carson Redevelopment Agency, Redevelopment Project Area 1, Tax Allocation Series B, Insured: NATL-RE (zero coupon), due 10/1/25	$75,000	$48,567
Ceres Unified School District, Unlimited General Obligation Series A (zero coupon), due 8/1/43	6,375,000	1,041,548
♦City of Sacramento, California, Water, Revenue Bonds 5.00%, due 9/1/42 (b)(c)	19,500,000	21,565,830
Fontana Unified School District, CABs, Unlimited General Obligation
Series C (zero coupon), due 8/1/34	14,000,000	5,481,560
Series C (zero coupon), due 8/1/42	18,600,000	4,382,160
♦Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds
Series A-1 4.50%, due 6/1/27	6,975,000	6,785,698
Series A, Insured: AGC, FGIC 5.00%, due 6/1/35 (b)(c)	16,110,000	16,114,189
Series A, Insured: AGM 5.00%, due 6/1/40	7,085,000	7,899,562
Series A-2 5.30%, due 6/1/37 (a)	5,000,000	4,118,700
Lancaster Financing Authority, Subordinated Project No. 5 & 6, Redevelopment Projects, Tax Allocation Series B, Insured: NATL-RE 4.625%, due 2/1/24	215,000	217,204
Marysville Joint Unified School District, Capital Project, Certificates of Participation
Insured: AGM (zero coupon), due 6/1/25	1,850,000	1,189,365
Insured: AGM (zero coupon), due 6/1/27	2,445,000	1,381,572
Merced Union High School District, Unlimited General Obligation Series C (zero coupon), due 8/1/41	16,780,000	3,637,233
Oceanside, California Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/50	17,190,000	2,173,504

†	Percentages indicated are based on Fund net assets applicable to Common Shares, unless otherwise noted.
♦	Among the Fund’s 10 largest holdings or issuers held, as of May 31, 2015. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments May 31, 2015 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California 26.7% (17.3% of Managed Assets) (continued)
♦Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series A 5.25%, due 6/1/39 (b)(c)	$19,100,000	$21,947,772
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
Insured: NATL-RE 4.50%, due 9/1/17	100,000	98,740
Insured: NATL-RE 4.80%, due 9/1/20	105,000	102,165
Stockton Public Financing Authority, Redevelopment Projects, Revenue Bonds
Series A, Insured: GTY 5.25%, due 9/1/31	630,000	641,214
Series A, Insured: GTY 5.25%, due 9/1/34	2,925,000	2,972,034
Stockton Public Financing Authority, Water System, Capital Improvement Projects, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 10/1/31	175,000	177,212
Tobacco Securitization Authority of Southern California, Asset-Backed, Revenue Bonds Series A-1 5.00%, due 6/1/37	3,000,000	2,552,970
♦University of California, Regents Medical Center, Revenue Bonds Series J 5.00%, due 5/15/43 (b)(c)	23,260,000	25,716,706
Westminster School District, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	10,000,000	1,324,500

		139,878,639

Colorado 0.1% (0.0%‡ of Managed Assets)
E-470 Public Highway Authority, Revenue Bonds Series B, Insured: NATL-RE (zero coupon), due 9/1/29	660,000	319,968

District of Columbia 0.8% (0.6% of Managed Assets)
Metropolitan Washington Airports Authority, Revenue Bonds Series C, Insured: GTY (zero coupon), due 10/1/41 (a)	3,900,000	4,512,417

	Principal Amount	Value

Florida 6.7% (4.4% of Managed Assets)
City of Orlando, Tourist Development Tax Revenue, 3rd Lien, 6th Cent Contract, Revenue Bonds Insured: GTY 5.50%, due 11/1/38	$20,000,000	$20,830,800
JEA Electric System, Revenue Bonds Series C 5.00%, due 10/1/37 (b)(c)	12,980,000	14,451,917

		35,282,717

Georgia 0.1% (0.1% of Managed Assets)
Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds 6.25%, due 6/15/20	390,000	414,585

Guam 3.4% (2.2% of Managed Assets)
Guam Government, Waterworks Authority, Revenue Bonds 5.50%, due 7/1/43	7,550,000	8,560,039
Guam International Airport Authority, Revenue Bonds
Series C 5.00%, due 10/1/21 (d)	4,500,000	5,116,545
Series C, Insured: AGM 6.00%, due 10/1/34 (d)	3,425,000	3,996,290

		17,672,874

Illinois 19.1% (12.4% of Managed Assets)
♦Chicago Board of Education, Unlimited General Obligation
Series C 5.25%, due 12/1/39	6,500,000	6,035,445
Series A, Insured: AGM 5.50%, due 12/1/39 (b)(c)	20,000,000	20,616,600
Chicago, Illinois O’ Hare International Airport, Revenue Bonds
Series A, Insured: AGM 5.00%, due 1/1/38	3,000,000	3,203,940
Insured: AGM 5.75%, due 1/1/38	5,000,000	5,690,350
Chicago, Illinois Wastewater Transmission, Revenue Bonds Series B, Insured: AGM, FGIC 5.00%, due 1/1/25	130,000	132,863
Chicago, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 1/1/26	125,000	126,084
Series C 5.00%, due 1/1/40 (b)(c)	19,570,000	18,485,039

10	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Illinois 19.1% (12.4% of Managed Assets) (continued)
Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Revenue Bonds Series A 5.50%, due 6/15/50 (b)(c)	$20,000,000	$21,254,594
Northern Illinois Municipal Power Agency, Prairie State Project, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 1/1/37	3,500,000	3,736,775
State of Illinois, Unlimited General Obligation 5.25%, due 7/1/31 (b)(c)	20,000,000	20,814,140

		100,095,830

Indiana 0.2% (0.1% of Managed Assets)
Anderson Economic Development Revenue, Anderson University Project, Revenue Bonds 5.00%, due 10/1/32	1,105,000	1,062,778

Iowa 0.7% (0.4% of Managed Assets)
Coralville Urban Renewal Revenue, Tax Increment, Tax Allocation Series C 5.00%, due 6/1/47	4,220,000	3,698,197

Kansas 4.1% (2.6% of Managed Assets)
♦Kansas Development Finance Authority, Adventist Health Sunbelt Obligated Group, Revenue Bonds Series A 5.00%, due 11/15/32 (b)(c)	19,290,000	21,441,213

Louisiana 1.0% (0.7% of Managed Assets)
Louisiana Public Facilities Authority, Black & Gold Facilities Project, Revenue Bonds
Series A, Insured: CIFG 4.50%, due 7/1/38	405,000	354,784
Series A, Insured: CIFG 5.00%, due 7/1/22	1,105,000	1,118,625
Series A, Insured: CIFG 5.00%, due 7/1/24	1,200,000	1,207,656
Series A, Insured: CIFG 5.00%, due 7/1/30	2,870,000	2,833,981

		5,515,046

	Principal Amount	Value

Maryland 4.4% (2.8% of Managed Assets)
♦Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System Obligated Group, Revenue Bonds Series C 5.00%, due 5/15/43 (b)(c)	$20,870,000	$23,028,415

Michigan 12.0% (7.8% of Managed Assets)
Detroit, Michigan Water and Sewerage Department, Senior Lien, Revenue Bonds
Series A 5.00%, due 7/1/32	1,500,000	1,598,415
Series A 5.25%, due 7/1/39	5,000,000	5,350,450
Series C-1, Insured: AGM 7.00%, due 7/1/27	3,450,000	4,110,468
Detroit, Michigan Water Supply System, Revenue Bonds
Series A, Insured: NATL-RE 4.50%, due 7/1/31	760,000	758,244
Series B, Insured: NATL-RE 5.00%, due 7/1/34	3,840,000	3,852,672
Series C 5.00%, due 7/1/41	1,005,000	1,051,612
Series A 5.25%, due 7/1/41	2,385,000	2,527,432
Series A 5.75%, due 7/1/37	5,000,000	5,448,800
Michigan Finance Authority, Detroit Water and Sewer, Revenue Bonds Insured: AGM 5.00%, due 7/1/31	9,445,000	10,454,293
Michigan Finance Authority, Limited Obligation, Public School Academy, University Learning, Revenue Bonds 7.375%, due 11/1/30	2,920,000	3,180,230
Michigan Finance Authority, Public School Academy, Revenue Bonds 7.50%, due 11/1/40	2,745,000	2,995,756
Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds
8.00%, due 4/1/30	1,195,000	1,286,931
8.00%, due 4/1/40	500,000	536,520
Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series A 6.00%, due 6/1/34	5,120,000	4,515,584
Series A 6.00%, due 6/1/48	12,580,000	10,583,680

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments May 31, 2015 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Michigan 12.0% (7.8% of Managed Assets) (continued)
Wayne Charter County Michigan, Airport Hotel, Detroit Metropolitan Airport, Limited General Obligation Series A, Insured: NATL-RE 5.00%, due 12/1/30	$2,600,000	$2,606,786
Wayne Charter County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	2,135,000	2,174,391

		63,032,264

Missouri 0.4% (0.3% of Managed Assets)
St. Louis County Industrial Development Authority, Nazareth Living Center, Revenue Bonds 6.125%, due 8/15/42	2,120,000	2,252,839

Nebraska 4.2% (2.7% of Managed Assets)
♦Central Plains Energy, Project No. 3, Revenue Bonds 5.25%, due 9/1/37 (b)(c)	20,000,000	22,143,400

Nevada 2.6% (1.7% of Managed Assets)
City of Sparks, Tourism Improvement District No. 1, Senior Sales Tax Anticipation, Revenue Bonds Series A 6.75%, due 6/15/28 (b)	12,500,000	13,438,250

New Hampshire 0.5% (0.3% of Managed Assets)
Manchester Housing & Redevelopment Authority Inc., Revenue Bonds Series B, Insured: ACA (zero coupon), due 1/1/24	4,740,000	2,657,955

New Jersey 5.7% (3.7% of Managed Assets)
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
5.25%, due 9/15/29 (d)	9,120,000	9,951,106
Series B 5.625%, due 11/15/30 (d)	2,500,000	2,806,550
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds
Series 1A 4.75%, due 6/1/34	2,185,000	1,678,495
Series 1A 5.00%, due 6/1/41	20,000,000	15,381,000

		29,817,151

	Principal Amount	Value

New York 2.9% (1.8% of Managed Assets)
New York Liberty Development Corp., World Trade Center, Revenue Bonds 7.25%, due 11/15/44 (b)	$5,000,000	$6,024,150
New York State Dormitory Authority, Revenue Bonds Series A 5.00%, due 3/15/35	2,500,000	2,858,725
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds 5.00%, due 7/1/42	2,000,000	2,058,820
Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	3,395,000	4,076,614

		15,018,309

Ohio 6.3% (4.1% of Managed Assets)
American Municipal Power, Inc., Revenue Bonds Series A 5.25%, due 2/15/31	15,000,000	17,115,300
Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
Series A-2 5.125%, due 6/1/24	2,550,000	2,151,308
Series A-2 5.75%, due 6/1/34	2,425,000	1,944,656
Series A-2 5.875%, due 6/1/30	13,890,000	11,733,716

		32,944,980

Pennsylvania 9.8% (6.4% of Managed Assets)
Harrisburg, Capital Appreciation, Unlimited General Obligation Series F, Insured: AMBAC (zero coupon), due 9/15/21	95,000	72,324
Pennsylvania Economic Development Financing Authority, Aqua Pennsylvania Inc. Project, Revenue Bonds 5.00%, due 11/15/40	10,710,000	12,015,335
Pennsylvania Economic Development Financing Authority, Capitol Region Parking System, Revenue Bonds 6.00%, due 7/1/53 (b)(c)	14,260,000	16,629,131
Pennsylvania Turnpike Commission, Revenue Bonds Series B 5.25%, due 12/1/44	13,400,000	14,892,760
Philadelphia Authority for Industrial Development, Nueva Esperanza Inc., Revenue Bonds 8.20%, due 12/1/43	2,000,000	2,223,620

12	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania 9.8% (6.4% of Managed Assets) (continued)
Philadelphia Authority for Industrial Development, Please Touch Museum Project, Revenue Bonds 5.25%, due 9/1/31 (e)(f)	$2,500,000	$519,275
Philadelphia, Unlimited General Obligation 6.00%, due 8/1/36	4,625,000	5,357,369

		51,709,814

Puerto Rico 8.2% (5.3% of Managed Assets)
Puerto Rico Commonwealth, Public Improvement, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 7/1/35	8,820,000	8,791,952
Series A-4, Insured: AGM 5.25%, due 7/1/30	6,000,000	6,021,300
Series A, Insured: AGM 5.375%, due 7/1/25	250,000	258,100
Series C, Insured: AGM 5.50%, due 7/1/32	965,000	970,259
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, Insured: CIFG 4.50%, due 7/1/36	5,835,000	4,949,422
Series A, Insured: CIFG 5.00%, due 7/1/27	340,000	319,083
Puerto Rico Electric Power Authority, Revenue Bonds Series TT, Insured: AGM 5.00%, due 7/1/27	100,000	99,556
Puerto Rico Government Development Bank, Senior Notes, Revenue Notes Series B-1A 12.00%, due 6/30/15	4,861,089	4,812,527
Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series K, Insured: AGM, CIFG 5.00%, due 7/1/18	530,000	530,599
Series N, Insured: NATL-RE 5.25%, due 7/1/32	5,000,000	5,069,800
Series CC, Insured: AGM 5.25%, due 7/1/34	1,015,000	1,034,630
Series N, Insured: AGM, GTY 5.50%, due 7/1/29	6,000,000	6,316,020
Series CC, Insured: AGM 5.50%, due 7/1/30	3,000,000	3,167,910
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 5.00%, due 8/1/30	235,000	228,770

	Principal Amount	Value

Puerto Rico 8.2% (5.3% of Managed Assets) (continued)
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds Series M-3, Insured: NATL-RE 6.00%, due 7/1/25	$250,000	$261,043

		42,830,971

Rhode Island 3.2% (2.1% of Managed Assets)
Narragansett Bay Commission Wastewater System, Revenue Bonds Series A 5.00%, due 9/1/38 (b)(c)	15,000,000	16,807,350

Tennessee 3.1% (2.0% of Managed Assets)
Chattanooga, TN, Industrial Development Board, Lease Rental, Revenue Bonds Insured: AGM 5.00%, due 10/1/30 (b)(c)	15,000,000	16,072,800

Texas 8.7% (5.6% of Managed Assets)
Dallas/Fort Worth International Airport, Joint Improvement, Revenue Bonds Series A 5.00%, due 11/1/43 (d)	3,715,000	3,898,075
Harris County-Houston Sports Authority, Revenue Bonds
Series H, Insured: NATL-RE (zero coupon), due 11/15/28	50,000	27,758
Series H, Insured: NATL-RE (zero coupon), due 11/15/33	1,320,000	550,387
Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/34	2,520,000	1,025,564
Series H, Insured: NATL-RE (zero coupon), due 11/15/35	2,080,000	705,141
Series H, Insured: NATL-RE (zero coupon), due 11/15/37	6,705,000	2,149,154
Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/38	175,000	54,490
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	260,000	78,302
Newark Cultural Education Facilities Finance Corp., A. W. Brown-Fellowship Leadership Academy, Revenue Bonds Series A 6.00%, due 8/15/42	5,640,000	5,822,228
North Texas Tollway Authority, Revenue Bonds Series A 5.00%, due 1/1/38	5,000,000	5,461,450

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments May 31, 2015 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Texas 8.7% (5.6% of Managed Assets) (continued)
♦Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.00%, due 12/15/30	$4,000,000	$4,380,880
5.00%, due 12/15/32 (b)(c)	20,000,000	21,615,541

		45,768,970

U.S. Virgin Islands 1.5% (1.0% of Managed Assets)
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	2,475,000	2,783,187
Virgin Islands Public Finance Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/32	4,650,000	5,229,018

		8,012,205

Vermont 0.2% (0.1% of Managed Assets)
Vermont State Student Assistance Corp., Revenue Bonds Series A 5.10%, due 6/15/32 (d)	895,000	921,886

Virginia 7.4% (4.8% of Managed Assets)
Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	14,185,000	10,060,144
♦Virginia Commonwealth Transportation Board, Capital Projects, Revenue Bonds 5.00%, due 5/15/31 (b)(c)	20,315,000	23,013,793
Virginia Small Business Financing Authority, Senior Lien, Elizabeth River Crossing, Revenue Bonds 6.00%, due 1/1/37 (d)	5,000,000	5,766,700

		38,840,637

Washington 4.7% (3.0% of Managed Assets)
Washington Health Care Facilities Authority, Multicare Health System, Revenue Bonds Series A 5.00%, due 8/15/44 (b)(c)	19,665,000	21,076,161
Washington Health Care Facilities Authority, Seattle Cancer Care Alliance, Revenue Bonds 5.00%, due 3/1/38	3,115,000	3,405,193

		24,481,354

	Principal Amount	Value

West Virginia 0.1% (0.1% of Managed Assets)
Ohio County, Wheeling Jesuit, Revenue Bonds Series A 5.50%, due 6/1/36	$445,000	$442,259

Total Investments (Cost $753,699,265) (h)	151.1%	792,418,421
Floating Rate Note Obligations (g)	(40.7)	(213,380,000)
Fixed Rate Municipal Term Preferred Shares, at Liquidation Value	(13.3)	(70,000,000)
Other Assets, Less Liabilities	2.9	15,356,805
Net Assets Applicable to Common Shares	100.0%	$524,395,226

‡	Less than one-tenth of a percent.

(a)	Step coupon—Rate shown was the rate in effect as of May 31, 2015.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	All or portion of principal amount transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB Residuals and cash.

(d)	Interest on these securities was subject to alternative minimum tax.

(e)	Illiquid security—As of May 31, 2015, the total market value of this security was $519,275, which represented 0.1% of the Fund’s net assets.

(f)	Issue in default.

(g)	Face value of Floating Rate Notes issued in TOB transactions.

(h)	As of May 31, 2015, cost was $543,119,442 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$43,996,915
Gross unrealized depreciation	(7,132,936)

Net unrealized appreciation	$36,863,979

“Managed Assets” is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e., tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued).

The following abbreviations are used in the preceding pages:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

CIFG—CIFG Group

FGIC—Financial Guaranty Insurance Co.

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

14	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of May 31, 2015, the Fund held the following Futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(700)	September 2015	$(89,381,250)	$(329,665)

1.	As of May 31, 2015, cash in the amount of $945,000 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of May 31, 2015.

The following is a summary of the fair valuations according to the inputs used as of May 31, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$792,418,421	$—	$792,418,421

Total Investments in Securities	$—	$792,418,421	$—	$792,418,421

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(329,665)	$—	$—	$(329,665)

Total Other Financial Instruments	$(329,665)	$—	$—	$(329,665)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended May 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of May 31, 2015 and 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of May 31, 2015

Assets
Investment in securities, at value (identified cost $753,699,265)	$792,418,421
Cash	1,896,283
Cash collateral on deposit at broker	945,000
Receivables:
Interest	13,352,092
Investment securities sold	1,689,287
Deferred offering costs (See Note 2 (M))	82,109
Other assets	47,970

Total assets	810,431,162

Liabilities
Payable for Floating Rate Note Obligations	213,380,000
Fixed Rate Municipal Term Preferred Shares, at liquidation value, Series A (a)	35,000,000
Fixed Rate Municipal Term Preferred Shares, at liquidation value, Series B (a)	35,000,000
Payables:
Manager (See Note 3)	411,970
Variation margin on futures contracts due to broker	207,813
Investment securities purchased	65,016
Professional fees	55,189
Shareholder communication	32,010
Transfer agent	6,128
Custodian	4,265
Accrued expenses	5,130
Interest expense and fees payable	1,695,905
Common share dividend payable	172,510

Total liabilities	286,035,936

Net assets applicable to Common shares	$524,395,226

Common shares outstanding	27,554,564

Net asset value per Common share (Net assets applicable to Common shares divided by Common shares outstanding)	$19.03

Net assets applicable to Common Shares consist of
Common shares, $0.001 par value per share, unlimited number of shares authorized	$27,555
Additional paid-in capital	524,786,551

524,814,106
Undistributed net investment income	3,249,235
Accumulated net realized gain (loss) on investments and futures transactions	(42,057,606)
Net unrealized appreciation (depreciation) on investments and futures contracts	38,389,491

Net assets applicable to Common shares	$524,395,226

(a)	350 authorized shares, $0.01 par value, liquidation preference of $100,000 per share (See Note 2 (J)).

16	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended May 31, 2015

Investment Income (Loss)
Income
Interest	$40,944,068

Expenses
Manager (See Note 3)	4,885,153
Interest expense and fees	3,027,225
Professional fees	89,443
Shareholder communication	49,636
Transfer agent	38,249
Trustees	26,000
Custodian	13,383
Miscellaneous	151,296

Total expenses	8,280,385

Net investment income (loss)	32,663,683

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	11,717,510
Futures transactions	(4,944,804)

Net realized gain (loss) on investments and futures transactions	6,772,706

Net change in unrealized appreciation (depreciation) on:
Investments	643,417
Futures contracts	(378,177)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	265,240

Net realized and unrealized gain (loss) on investments and futures transactions	7,037,946

Net increase (decrease) in net assets to Common shares resulting from operations	$39,701,629

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Changes in Net Assets

for the years ended May 31, 2015 and May 31, 2014

	2015	2014
Net Increase (Decrease) in Net Assets Applicable to Common Shares
Operations:
Net investment income (loss)	$32,663,683	$31,985,239
Net realized gain (loss) on investments and futures transactions	6,772,706	(45,590,454)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	265,240	21,101,251

Net increase (decrease) in net assets applicable to Common shares resulting from operations	39,701,629	7,496,036

Dividends and distributions to Common shareholders:
From net investment income	(32,266,394)	(31,720,814)
From net realized gain on investments	—	(9,582,651)

Total dividends and distributions to Common shareholders	(32,266,394)	(41,303,465)

Net increase (decrease) in net assets applicable to Common shares	7,435,235	(33,807,429)

Net Assets Applicable to Common Shares
Beginning of year	516,959,991	550,767,420

End of year	$524,395,226	$516,959,991

Undistributed net investment income at end of year	$3,249,235	$2,708,187

18	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the year ended May 31, 2015

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$39,701,629
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(221,994,452)
Investments sold	230,872,964
Amortization (accretion) of discount and premium, net	(2,553,066)
Increase in interest receivable	(691,608)
Increase in cash collateral on deposit at broker	(132,500)
Decrease in other assets	150
Decrease in professional fees payable	(26,810)
Increase in custodian payable	3,312
Increase in shareholder communication payable	6,903
Increase in interest expense and fees payable	829,352
Decrease in due to Trustees	(503)
Increase in due to manager	7,689
Increase in due to transfer agent	3,067
Increase in variation margin on futures contracts due to broker	254,981
Increase in accrued expenses	3,320
Net change in unrealized (appreciation) depreciation on investments	(643,417)
Net realized (gain) loss from investments	(11,717,510)

Net cash provided by operating activities	33,923,501

Cash flows from financing activities:
Cash distributions paid	(32,283,790)

Net increase in cash:	1,639,711
Cash at beginning of year	256,572

Cash at end of year	$1,896,283

Cash payments recognized as interest expense on the Fund’s Fixed Rate Municipal Term Preferred Shares for the year ended May 31, 2015, were $1,084,698. Net increase in net assets result from operations for the year ended May 31, 2015, includes $1,789,590 of non-cash interest income and non-cash interest expense on floating rate note obligations related to the Fund’s tender option bonds.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended May 31,		June 26, 2012* through May 31,
	2015	2014	2013
Net asset value at beginning of period applicable to Common shares	$18.76	$19.99	$19.06	(a)

Net investment income (loss)	1.19	1.16	0.92
Net realized and unrealized gain (loss) on investments	0.25	(0.89)	1.11

Total from investment operations	1.44	0.27	2.03

Less dividends and distributions to Common shareholders:
From net investment income	(1.17)	(1.15)	(0.86)
From net realized gain on investments	—	(0.35)	(0.20)

	(1.17)	(1.50)	(1.06)

Dilution effect on net asset value from overallotment issuance	—	—	(0.04)

Net asset value at end of period applicable to Common shares	$19.03	$18.76	$19.99

Market price at end of period applicable to Common shares	$18.43	$17.93	$18.91

Total investment return on net asset value	7.78%	2.36%	10.52	% (b)
Total investment return on market price	9.60%	3.81%	(0.36	%)(b)
Ratios (to average net assets of Common shareholders)/Supplemental Data:
Net investment income (loss)	6.17%	6.67%	5.01	% ††
Net expenses (excluding interest expense and fees)	0.99%	1.02%	0.89	% ††(c)
Expenses (including interest expense and fees)	1.56%	1.67%	1.32	% ††(c)
Interest expense and fees (d)	0.57%	0.65%	0.43	% ††
Portfolio turnover rate	27%	83%	64%
Net assets applicable to Common shareholders end of period (in 000’s)	$524,395	$516,960	$550,767
Preferred shares outstanding at $100,000 liquidation preference, end of period (in 000’s)	$70,000	$70,000	$70,000
Assets coverage per Preferred share, end of period (e)	$849,136	$838,514	$886,811
Average market value per Preferred share:
Series A	$100,010	$100,006	$100,008
Series B	$100,012	$100,006	$100,007

*	Inception date.
††	Annualized.
(a)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share from the $20.00 offering price.
(b)	Total investment return is not annualized.
(c)	The Manager has agreed to reimburse all organizational expenses.
(d)	Interest expense and fees relate to the costs of tender option bond transactions (See Note 2 (I)) and the issuance of fixed rate municipal term preferred shares (See Note 2 (J)).
(e)	Calculated by subtracting the Fund’s total liabilities (not including the Preferred shares) from the Fund’s total assets, and dividing the result by the number of Preferred shares outstanding.

20	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay DefinedTerm Municipal Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on April 20, 2011, pursuant to an agreement and declaration of trust, which was amended and restated on May 16, 2012 (“Declaration of Trust”). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a “diversified”, closed-end management investment company, as those terms are defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund first offered Common shares through an initial public offering on June 26, 2012.

Pursuant to the terms of the Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on December 31, 2024 (the “Termination Date”) unless otherwise extended by a majority of the Board of Trustees (the “Board”) (as discussed in further detail below). During the six-month period preceding the Termination Date or Extended Termination Date (as defined below), the Board may, without shareholder approval unless such approval is required by the 1940 Act, determine to (i) merge or consolidate the Fund so long as the surviving or resulting entity is an open-end registered investment company that is managed by the same investment adviser which serves as the investment adviser to the Fund at that time or is an affiliate of such investment adviser; or (ii) convert the Fund from a closed-end fund into an open-end registered investment company. Upon liquidation and termination of the Fund, shareholders will receive an amount equal to the Fund’s net asset value (“NAV”) at that time, which may be greater or less than the price at which Common shares were issued. The Fund’s investment objectives and policies are not designed to return to investors who purchased Common shares in the initial offering of such shares their initial investment on the Termination Date and such initial investors may receive more or less than their original investment upon termination.

Prior to the commencement of the six-month period preceding the Termination Date, a majority of the Board may extend the Termination Date for a period of not more than two years or such shorter time as may be determined (the “Extended Termination Date”), upon a determination that taking such actions as described in (i) or (ii) above would not, given prevailing market conditions, be in the best interests of the Fund’s shareholders. The Termination Date may be extended an unlimited number of times by the Board prior to the first business day of the sixth month before the next occurring Extended Termination Date.

The Fund’s primary investment objective is to seek current income exempt from regular U.S. Federal income taxes (but which may be includable in taxable income for purpose of the Federal alternative minimum tax). Total return is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets

21

Notes to Financial Statements (continued)

or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. As of May 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended May 31, 2015, there have been no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of May 31, 2015, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded and are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments shown in the accompanying portfolio of investments, was measured as of May 31, 2015 and can change at any time in response to market conditions.

22	MainStay DefinedTerm Municipal Opportunities Fund

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Common Shareholders.   Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, after payment of any dividends on any outstanding Preferred shares, if any, at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. To the extent that the Fund realizes any capital gains or ordinary taxable income, it will be required to allocate such income between the Common shares and Preferred shares issued by the Fund, in proportion to the total dividends paid to each share class for the year in which the income is realized.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are recorded on the date the expenses are incurred. The expenses borne by the Fund, including those incurred with related parties of the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty

23

Notes to Financial Statements (continued)

risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended May 31, 2015, the Fund did not have any portfolio securities on loan.

(I)  Tender Option Bonds.  The Fund may leverage its assets through the use of proceeds received from tender option bond (“TOB”) transactions. In a TOB transaction, a tender option bond trust (a “TOB Issuer”) is typically established by a third party sponsor forming a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities (“Underlying Securities”). A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”), which are sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”), which are generally issued to the Fund. The Fund may invest in both TOB Floaters and TOB Residuals. The Fund may not invest more than 5% of its Managed Assets (as defined in Note 3(A)) in any single TOB Issuer. The Fund may invest in both TOB Floaters and TOB Residuals issued by the same TOB Issuer.

The TOB Issuer receives Underlying Securities from the Fund through the sponsor and then issues TOB Floaters to third party investors and TOB Residuals to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund) received by the TOB Issuer from the sale of TOB Floaters and typically will invest the cash in additional municipal bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a bank or an affiliate of the sponsor (the “liquidity provider”), which allows holders to tender their position back to the TOB Issuer at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of TOB Floaters, also receives TOB Residuals. TOB Residuals provide the Fund with the right to (1) cause the holders of TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the Underlying Securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Underlying Securities deposited in the TOB Issuer are passed through to the Fund, as the holder of TOB Residuals. Such a transaction, in effect, creates exposure for the Fund to the entire return of the Underlying Securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the Underlying Securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the Underlying Securities’ return within the Fund (thereby creating leverage).

Income received by TOB Residuals will vary inversely with the short-term rate paid to holders of TOB Floaters and in most circumstances, TOB Residuals present substantially all of the Underlying Securities’ downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Securities’ value. The amount of such increase or decrease to the holders of the TOB Residuals, is a function, in part, of the amount of TOB Floaters sold by the TOB Issuer of these securities relative to the amount of TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to TOB Residuals, the more volatile the income paid on TOB Residuals will be. The price of TOB Residuals will be more volatile than that of the Underlying Securities because the interest rate is dependent on not only the fixed coupon rate of the Underlying Securities, but also on the short-term interest rate paid on TOB Floaters.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the Underlying Securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the Underlying Security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.

The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the Underlying Securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the Underlying Securities deposited in the TOB Issuer, or the inability of the sponsor to remarket any TOB Floaters tendered to it by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the Underlying Securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual).

For financial reporting purposes, Underlying Securities that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented on the Fund’s Portfolio of Investments. Outstanding TOB Floaters issued by a TOB Issuer are presented at their face value as “Payable for Floating Rate Note Obligations” in the Fund’s Statement of Assets and Liabilities. The face value approximates the fair value of the floating rate notes. Interest income from the Underlying Securities are recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expense related to remarketing, administration and trustee services to a TOB Issuer are recognized as a component of “Interest expense and fees” on the Statement of Operations.

24	MainStay DefinedTerm Municipal Opportunities Fund

At May 31, 2015, the aggregate value of the Underlying Securities transferred to the TOB Issuer and the related liability for TOB Floaters were as follows:

Underlying Securities Transferred to TOB Issuers	Liability for Floating Rate Note Obligations
$362,794,590	$213,380,000

During the year ended May 31, 2015, the Fund’s average TOB Floaters outstanding and the daily weighted average interest rate, including fees, were as follows:

Average Floating Rate Note Obligations Outstanding	Daily Weighted Average Interest Rate
$213,380,000	0.84%

On December 10, 2013, U.S. federal agencies published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”). The Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations on those exemptions, as defined in the rules.

TOB programs were not given a specific exemption under the definition of covered fund in the Volcker Rule and as a result, banks and their affiliates may no longer be able to sponsor a TOB program, own the residual certificate issued by the TOB trust, credit enhance or provide liquidity and remarketing services for TOB programs. Because these prohibited activities are crucial to the operation of TOB programs, the Volcker Rule’s non-exemption could potentially cause TOB programs to fully unwind or restructure. TOB trusts created after December 31, 2013 must comply with the Volcker Rule on or before July 21, 2015. Federal regulators have extended the initial Volcker Rule conformance date through at least July 21, 2016, for TOBs entered into prior to December 31, 2013.

The results of these rules are not certain, and there can be no assurance that appropriate restructuring of existing TOB trusts will be possible or that the creation of new TOB trusts will continue. Because of the role that TOB programs play in the municipal bond market, it is possible that implementation of these rules may adversely impact the municipal bond market. As a result, the municipal bond market may experience reduced demand or liquidity and increased financing costs. The Fund’s investments in TOBs, whose compliance date with the Volcker Rule is July 21, 2015, have been restructured by the required compliance date through a trust of which the Fund is the sponsor.

(J)  Fixed Rate Municipal Term Preferred Shares.  On October 4, 2012, the Fund issued and has outstanding, two series of Fixed Rate Municipal Term Preferred Shares (“Series A FMTP Shares” and “Series B FMTP Shares”, collectively, “FMTP Shares”), each with a liquidation preference of $100,000 per share (“Liquidation Preference”). Dividends on FMTP Shares, which are recognized as interest expense for financial reporting purposes, are paid semiannually at a fixed annual rate, subject to adjustments in certain circumstances including distributions of non tax exempt income and a change in the credit rating of the FMTP Shares. The FMTP Shares were issued in a private offering exempt from registration under the Securities Act of 1933, as amended.

The Fund is obligated to redeem its FMTP Shares by the date as specified in its offering document (“Term Redemption”), unless redeemed earlier by the Fund. FMTP Shares are subject to optional and mandatory redemption in certain circumstances. FMTP Shares will be subject to redemption, at the option of the Fund (“Optional Redemption”), in whole or in part at any time only for the purposes of decreasing leverage of the Fund. The Fund may be obligated to redeem certain of the FMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Optional Redemption price per share is equal to the sum of the Liquidation Preference per share plus any accrued but unpaid dividends.

As of May 31, 2015, the number of FMTP Shares outstanding and annual dividend rate were as follows:

Series	Dates of Issuance	Shares Outstanding	Annual Dividend Rate
A	October 4, 2012 (a)	350	2.07%
B	October 4, 2012	350	1.58%

(a)	Effective May 15, 2015, the Board agreed, among other things, to extend the Term Redemption date and revise the annual dividend rate of the Series A FMTP Shares. Prior to May 15, 2015, the Term Redemption date was October 15, 2015 and the annual dividend rate was 1.48%.

As of May 31, 2015, the Term Redemption date and liquidation value, including accrued but unpaid dividends for the FMTP Shares outstanding were as follows:

Series	Term Redemption Date	Liquidation Value
A	May 31, 2018	$35,246,595
B	March 15, 2016	$35,253,458

For financial reporting purposes only, the liquidation value of FMTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on FMTP Shares are recognized as a component of “Interest expense and fees payable” on the Statement of Assets and Liabilities. Dividends accrued on FMTP Shares are recognized as a component of “Interest expense and fees” in the Statement of Operations. As of May 31, 2015, the fair value of the FMTP Shares for Series A and Series B were $35,004,900 and $35,004,200, respectively and are categorized as Level 2 in the fair value hierarchy.

(K)  Statement of Cash Flows.  The cash amount shown in the Fund’s Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash.

(L)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations.

The Fund’s portfolio holdings may include investments in non-investment grade debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a

25

Notes to Financial Statements (continued)

greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

(M)  Offering Costs.  Costs were incurred by the Fund in connection with the initial offering of FMTP Shares were recorded as deferred charges, which are amortized over the life of the shares. The Fund’s amortized deferred charges are recognized as “Interest expense and fees” on the Statement of Operations.

(N)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in United States Treasury Note and Bond futures to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of May 31, 2015:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(329,665)	$(329,665)

Total Fair Value		$(329,665)	$(329,665)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended May 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(4,944,804)	$(4,944,804)

Total Realized Gain (Loss)		$(4,944,804)	$(4,944,804)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(378,177)	$(378,177)

Total Change in Unrealized Appreciation (Depreciation)		$(378,177)	$(378,177)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(95,863,867)	$(95,863,867)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual

26	MainStay DefinedTerm Municipal Opportunities Fund

rate of 0.60% of the “Managed Assets”. Managed Assets is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued).

During the year ended May 31, 2015, New York Life Investments earned fees from the Fund in the amount of $4,885,153.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  Computershare Trust Company, N.A. (“Computershare”), 250 Royall Street, Canton, Massachusetts, 02021, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between the Fund and Computershare.

Note 4–Federal Income Tax

As of May 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$4,273,627	$(40,785,753)	$(770,736)	$36,863,982	$(418,880)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to wash sales and tender option bond transactions.

The other temporary differences are primarily due to dividends payable and defaulted bond income accruals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of May 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$143,759	$—	$(143,759)

The reclassifications for the Fund are primarily due to non-deductible expenses.

As of May 31, 2015, for federal income tax purposes, capital loss carryforwards of $40,785,753 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$19,799	$20,987

The Fund utilized $6,501,384 of capital loss carryforwards during the year ended May 31, 2015.

During the years ended May 31, 2015 and May 31, 2014, the tax character of distributions paid to Common shareholders (as reflected in the Statement of Changes in Net Assets) and Preferred shareholders (included as interest expense for financial statement purposes (See Note 2(J)) were as follows:

	2015			2014
Distributions paid from:	Ordinary Income	Exempt Interest Dividends	Long-Term Capital Gain	Ordinary Income	Exempt Interest Dividends	Long-Term Capital Gain
Common shares	$772,731	$31,493,663	$—	$9,873,371	$30,937,969	$492,125
Preferred shares	39,137	1,054,739	—	334,070	906,667	16,466
Total	$811,868	$32,548,402	$—	$10,207,441	$31,844,636	$508,951

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Purchases and Sales of Securities (in 000’s)

During the year ended May 31, 2015, purchases and sales of securities, other than short-term securities, were $216,276 and $225,315, respectively.

27

Notes to Financial Statements (continued)

Note 7–Capital Share Transactions

Common Shares (a):	Shares
For the period June 26, 2012 through May 31, 2013:
Common shares issued resulting from initial public offering on June 26, 2012 (b)	27,524,029
Common shares issued in reinvestment of dividends	30,535

Common shares outstanding at the end of the period	27,554,564

Preferred Shares (a):	Shares	Amount
For the period June 26, 2012 through May 31, 2013:
Series A Shares Issued	350	$35,000,000
Series B Shares Issued	350	$35,000,000

(a)	For the period June 1, 2013 through May 31, 2015, there were no new shares issued.

(b)	Includes 5,236 shares held by New York Life at inception date and 2,768,793 shares resulting from overallotment issuance on August 15, 2012.

Note 8–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended May 31, 2015, events and transactions subsequent to May 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

On June 15, 2015, the Fund paid its semiannual distribution to Series A and Series B Preferred shareholders in the amounts of $790.806 and $790.000, per Preferred share, respectively.

On July 1, 2015 the Fund declared dividends to Common shareholders for the upcoming quarter as shown in the following schedule:

Month	Ex-Date	Record Date	Payable Date	Amount
July	7/13/15	7/15/15	7/31/15	$0.098
August	8/12/15	8/14/15	8/31/15	$0.098
September	9/11/15	9/15/15	9/30/15	$0.098

28	MainStay DefinedTerm Municipal Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

MainStay DefinedTerm Municipal Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of MainStay DefinedTerm Municipal Opportunities Fund (the “Fund”) at May 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period June 26, 2012 (inception date) through May 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian, trustees, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

July 23, 2015

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each investment company’s board of trustees, including a majority of the independent trustees, annually review and approve the investment company’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees (“Board”) of MainStay DefinedTerm Municipal Opportunities Fund (the “Fund”) unanimously approved the Management Agreement between the Fund and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board and the Alternative and Closed-End Funds Oversight Committee (the “ACE Committee”) throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer investment companies” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board and the ACE Committee at their meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board and the ACE Committee. The Board and the ACE Committee also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, leverage, portfolio turnover, sales and marketing activities, and trading in fund shares. The ACE Committee also received additional information throughout the year regarding the Fund’s investment performance and other matters.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar investment companies and accounts managed by New York Life Investments and MacKay Shields and peer investment companies identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other investment companies, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing investment company service providers, including subadvisors. The Board also noted that the services provided to the Fund as a closed-end fund may differ from the services provided to mutual funds and other investment advisory clients, such as compliance services provided in connection with the Fund’s use of leverage and trading of Fund shares on the New York Stock Exchange. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infra-

30	MainStay DefinedTerm Municipal Opportunities Fund

structure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board and the ACE Committee throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s use of leverage, Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer investment companies, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer investment companies.

In considering the Fund’s investment performance, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful investment performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, not less than on an annual basis and with the Board’s ACE Committee that occur regularly with respect to the Fund. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the

Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about investment company managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of an investment company manager’s organization, the types of investment companies it manages, the methodology used to allocate certain fixed costs to specific investment companies, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other investment companies and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer investment companies at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund or through greater use of leverage.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements in relation to the scope of services to be provided and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar investment companies managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and

MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other investment companies with similar investment objectives as the Fund. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to closed-end funds as compared with mutual funds and other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board also considered that, unlike with respect to the open-end funds in the MainStay Group of Funds, the management fee for the Fund is based on the “managed assets” of the Fund, which includes assets attributable to the Fund’s use of “effective leverage,” as defined in the Fund’s prospectus. The Board acknowledged that New York Life Investments and MacKay Shields have the ability to increase the amount of the Fund’s managed assets through the use of effective leverage, which may cause a conflict of interest. In assessing the reasonableness of the management fee and the methodology for its calculation, the Board took into account, among other factors, representations from MacKay Shields and New York Life Investments that they provide services of the same nature, scope and quality with respect to assets of the Fund that are created through effective leverage as they would with respect to other assets of the Fund.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

32	MainStay DefinedTerm Municipal Opportunities Fund

Dividend Reinvestment Plan (Unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”) shareholders whose shares are registered in their own name may “opt-in” to the Plan and elect to reinvest all or a portion of their distributions in the Common shares by providing the required enrollment notice to Com-putershare Trust Company, N.A., the Plan Administrator (“Plan Administrator”). Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the Plan at any time by notifying the Plan Administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the Plan, or have elected to terminate their participation in the Plan, will be paid by check mailed directly to the record holder by or under the direction of the Plan Administrator when the Fund declares a distribution.

When the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan (i.e., those holders of Common shares who (“opt-in”) will receive the equivalent in Common shares. The Common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price per Common share plus estimated per share fees, which include any brokerage commissions the Plan Administrator is required to pay, is equal to or greater than the NAV per Common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common share on the payment date; provided that, if the NAV is less or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common share on the payment date. If, on the payment date for any Dividend, the NAV per Common share is greater than the closing market value plus estimated per share fees, the Plan Administrator will invest the Dividend amount in Common shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common share exceeds the NAV per Common shares, the average per Common share purchase price paid by the Plan

Administrator may exceed the NAV of the Common shares, resulting in the acquisition of fewer Common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common share at the close of business on the Last Purchase Date provided that, if the NAV per Common share is less than or equal to 95% of the then current market price per Common share; the dollar amount of the Dividend will be divided by 95% of the market price per Common share on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares In the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no charges with respect to Common shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common shares or in cash. The Plan Administrator’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of shares through the Plan Administrator are subject to a $2.50 sales fee and a $.15 per share sold fee. All per share fees include any brokerage commission the Plan Administrator is required to pay.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., by telephone (855) 456-9683, through the internet at www.computershare.com/investor or in writing to P.O. Box 30170 College Station, Texas 77842.

33

Proxy Results (Unaudited)

The Annual Meeting of Shareholders was held on September 23, 2014, to elect two Class II Trustees for the Fund by shareholders of record as of July 11, 2014. Listed below are the results of this voting. Please note that owners of Common shares and Preferred shares each voted in regards to the election of Trustee nominee Alan R. Latshaw. Only owners of Preferred shares voted in regards to Trustee nominee Richard H. Nolan, Jr.

	Votes For	Votes Against	Abstentions	Total
Alan R. Latshaw	22,181,062	443,725	0	22,624,787

	Votes For	Votes Against	Abstentions	Total
Richard H. Nolan, Jr.	700	0	0	700

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

Accordingly, for Federal individual income tax purposes, the Fund designates 97.6% of the ordinary income dividends paid during its fiscal year ended May 31, 2015, as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under section 103(a) of the Internal Revenue Code.

In February 2016, Common shareholders will receive an IRS Form 1090-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by Common shareholders in calendar year 2015. The amounts that will be reported on such Form 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which have been reported for the Funds’ fiscal year ended May 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34	MainStay DefinedTerm Municipal Opportunities Fund

Board of Trustees and Officers (Unaudited)

Management

The Board oversees the Fund, the Manager, the Subadvisor and other service providers to the Fund and elects the officers of the Fund who are responsible for the day to day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. The Board is divided into three classes: Class I, Class II and Class III. In connection with the organization of the Fund, each Trustee has been elected for one initial term, the length of which depends on the class, as more fully described in the first footnote to the table below. Subsequent to their initial election at an annual meeting called for the purpose of electing Trustees, the Trustees in each class will be elected to serve for a term expiring at the third succeeding annual shareholder meeting subsequent to their election at an annual meeting, in each case until their respective successors are duly elected and qualified, as described below. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustee are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees.”)

	Name and Date of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee(2)
Interested Trustee	John Y. Kim* 9/24/60	Class III Trustee	Since 2011	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	84	MainStay Funds Trust: Trustee since 2008 (39 funds); The MainStay Funds: Trustee since 2008 (12 funds); MainStay VP Funds Trust: Trustee since 2008 (30 portfolios); Private Advisors Alternative Strategies Master Fund: Trustee since 2011; and Private Advisors Alternative Strategies Fund: Trustee since 2011.

35

	Name and Date of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee(2)
Independent Trustees	Susan B. Kerley 8/12/51	Class I Trustee	Since 2011	President, Strategic Management Advisors (since 1990)	84

MainStay Funds Trust: Trustee since 1990 (39 funds); The MainStay Funds: Trustee since 2007 (12 Funds);

MainStay VP Funds Trust: Trustee since 2007 (30 portfolios); Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	Class II Trustee/Nominee and Audit Committee Financial Expert	Since 2011	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	84	MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2006 (39 funds); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 Funds);
						MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (30 portfolios); Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	Chairman and Class I Trustee	Since 2011 (Chairman since 2013)	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson-United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	84	MainStay Funds Trust: Chairman since 2013 and Trustee since 2002 (39 funds); The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 Funds); MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (30 portfolios); Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; and
						Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011.
	Richard H. Nolan, Jr. 11/16/46	Class II and Preferred Shares Trustee	Since 2011	Managing Director, ICC Capital Management; President— Shields/Alliance, Alliance Capital Management (1994 to 2004)	84

MainStay Funds Trust: Trustee since 2007 (39 funds); The MainStay Funds: Trustee since 2007 (12 Funds);

MainStay VP Funds Trust: Trustee since 2006 (30 portfolios); Private Advisors Alternative Strategies Master Fund: Trustee since 2011; and Private Advisors Alternative Strategies Fund: Trustee since 2011.

36	MainStay DefinedTerm Municipal Opportunities Fund

	Name and Date of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee(2)
Independent Trustees	Richard S. Trutanic 2/13/52	Class III Trustee	Since 2011	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Trustee, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	84

MainStay Funds Trust: Trustee since 2007 (39 funds); The MainStay Funds: Trustee since 1994 (12 Funds);

MainStay VP Funds Trust: Trustee since 2007 (30 portfolios); Private Advisors Alternative Strategies Master Fund: Trustee since 2011; and Private Advisors Alternative Strategies Fund: Trustee since 2011.

	Roman L. Weil 5/22/40	Class III Trustee and Audit Committee Financial Expert	Since 2011	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Roth Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Porfessor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	84

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (39 funds); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 Funds);

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 1994 (30 portfolios); Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; and Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Class I and Preferred Shares Trustee	Since 2011	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	84

MainStay Funds Trust: Trustee since 2007 (39 funds); The MainStay Funds: Trustee since 2007 (12 Funds);

MainStay VP Funds Trust: Trustee since 1997 (30 portfolios); Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

(1)	The fund complex consists of the Fund, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and series of MainStay Funds Trust, The MainStay Funds and MainStay VP Funds Trust (“MainStay Group of Funds” or “Fund Complex”).

(2)	Terms of service for MainStay VP Funds Trust include service as a Director of MainStay VP Funds Trust’s predecessor, MainStay VP Series Fund, Inc., a Maryland corporation. Terms of service for MainStay Funds Trust include service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

*	Mr. Kim is considered to be an “interested person” of the Fund within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investments, and MacKay Shields LLC (“MacKay Shields”), as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

37

	Name and Date of Birth	Position(s) Held with the Fund	Term of Office and Year First Elected or Appointed	Principal Occupation(s) During Past Five Years**
Officers of the Fund*	Stephen P. Fisher 2/22/59	President	Indefinite term (Since 2011)	Chairman and Chief Executive Officer (since 2014); President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005), Co-President (2014-2015), and President (since May 2015), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer	Indefinite term (Since 2011)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009) and Private Advisors Alternative Strategies Master Fund; Private Advisors Alternative Strategies Fund (since 2011) and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012);
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer	Indefinite term (Since 2014)	Vice President and Chief Compliance Officer, The MainStay Funds, MainStay VP Funds Trust, MainStay Funds Trust, Private Advisors Alternative Strategies Fund and Private Advisors Alternative Strategies Master Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer	Indefinite term (Since 2011)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds (since 2010), and Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund (since 2011); Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration	Indefinite term (Since 2011)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay VP Funds Trust and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009), and Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund (since 2011)

*	The Officers listed above are considered to be “interested persons” of the Fund within the meaning of the 1940 Act because of their affiliations with the Fund, the MainStay Group of Funds, New York Life Insurance Company, New York Life Investments, and MacKay Shields LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.”

**	Terms of service for MainStay VP Funds Trust include services as an Officer of MainStay VP Funds Trust’s predecessor, MainStay VP Series Fund, Inc., a Maryland corporation. Terms of service for MainStay Funds Trust include services as an Officer of certain predecessor entities to MainStay Funds Trust.

38	MainStay DefinedTerm Municipal Opportunities Fund

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Manager

New York Life Investment Management LLC

New York, New York

Subadvisor

MacKay Shields LLC1

New York, New York

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Transfer, Dividend Disbursing and Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island, 02940-3078

(855) 456-9683

mainstayinvestments.com/mmd

1. An affiliate of New York Life Investment Management LLC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1655507 MS183-15	MSMHI11-07/15 (NYLIM) NL265

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not make any amendments to the Code during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Experts.

The Board of Trustees (“Board”) has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees billed for the fiscal year ended May 31, 2015 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $54,000.

The aggregate fees billed for the fiscal year ended May 31, 2014 for professional services rendered by PwC for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $52,000.

(b)  Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended May 31, 2015, and (ii) $0 for the fiscal year ended May 31, 2014.

(c)   Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $5,550 during the fiscal year ended May 31, 2015, and (ii) $3,000 during the fiscal year ended May 31, 2014. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)   All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended May 31, 2015, and (ii) $0 during the fiscal year ended May 31, 2014.

(e)   Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   There were no hours expended on PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g)   All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal year ended May 31, 2015 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $3.771 million for the fiscal year ended May 31, 2015, and (ii) $2.876 million for the fiscal year ended May 31, 2014.

 (h)  The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended May 31, 2015 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the Registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

(a)  The Board has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act (“Exchange Act”) (15 U.S.C. 78c(a)(58)(A)). The members of the Audit Committee are Alan R. Latshaw, Roman L. Weil and John A. Weisser, Jr.

(b)  Not applicable.

Item 6.	Schedule of Investments

(a)	The Schedule of Investments is included as part of Item 1 of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

It is the policy of the Registrant that proxies received by the Registrant are voted in the best interests of the Registrant’s shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Registrant that delegate all responsibility for voting proxies received relating to the Registrant’s portfolio securities to New York Life Investment Management LLC (“New York Life Investments” or “Manager”), subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Registrant are voted in the best interests of the Registrant and its shareholders. The Manager has delegated proxy voting authority to MacKay Shields LLC (“MacKay Shields” or “Sub-Advisor”); provided that, as specified in the Manager’s Proxy Voting Policies and Procedures, the Sub-Advisor either (1) follows the Manager’s Proxy Voting Policy and the Registrant’s Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager’s Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager’s clients and appear to comply with governing regulations. The Registrant may revoke all or part of this delegation (to the Manager and/or Sub-Advisor as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Registrant’s and the Manager’s proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Board or a designated committee of the Manager, or a representative of either, and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Registrant shareholders, under its usual policy; or (3) forward the proxies to the Board, or a designated committee of the Manager, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of the Registrant, receives proxies in its capacity as a shareholder in an underlying fund, the Manager may vote in accordance with the recommendations of an independent service provider who has been retained to assist in voting proxies or echo the vote of the other shareholders in those underlying funds. As part of its delegation of proxy voting responsibility to the Manager, the Registrant also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by Institutional Shareholder Services Inc. (‘‘ISS’’), the Manager’s compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager’s Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)          The Registrant’s portfolio is managed on a team basis. As of July 30, 2015, the following persons are primarily responsible for the day-to-day management of the registrant’s portfolio.

Robert DiMella, CFA. Mr. DiMella is an Executive Managing Director of MacKay Shields. He has managed the Registrant’s portfolio since inception. Mr. DiMella has also managed the MainStay Tax Free Bond Fund since 2009, the MainStay High Yield Municipal Fund since 2010, the MainStay New York Tax Free Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Previously, he co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock’s merger with Merrill Lynch Investment Managers (“MLIM”), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. Mr. DiMella earned his Master’s degree at Rutgers University Business School and a Bachelors Degree at the University of Connecticut. He is a Chartered Financial Analyst® (“CFA®”) charterholder.

John Loffredo, CFA. Mr. Loffredo is an Executive Managing Director of MacKay Shields. He has managed the Registrant’s portfolio since inception. Mr. Loffredo has also managed the MainStay Tax Free Bond Fund since 2009, the MainStay High Yield Municipal Bond Fund since 2010, the MainStay New York Tax Free Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. He previously co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock’s merger with MLIM, he served as Chief Investment Officer of the Municipal Products Group of MLIM. Mr. Loffredo graduated cum laude with an MBA from Utah State University where he was a Harry S. Truman Scholar. He also has a Certificate of Public Management from Boston University. He is a CFA® charterholder.

Michael Petty. Mr. Petty is a Senior Managing Director and portfolio manager for MacKay Shields. He has managed the Registrant’s portfolio since inception. Mr. Petty has also managed the MainStay High Yield Municipal Bond Fund since 2010, the MainStay Tax Free Bond Fund since 2011, the MainStay New York Tax Free Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Prior to joining MacKay Shields, Mr. Petty was a portfolio manager with Mariner Municipal Managers LLC during 2009. From 1997 through 2009, he was a Senior Portfolio Manager at Dreyfus Corporation, overseeing $2.1 billion in assets. Mr. Petty graduated from Hobart College with a BS in Mathematics and Economics.

Scott Sprauer. Mr. Sprauer is a Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the Registrant’s portfolio since inception. He has also managed the MainStay New York Tax Free Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013, the MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund since February 2014 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Prior to joining MacKay Shields, he was the Head Trader, Fixed Income at Financial Guaranty Insurance Company from

2006 to 2009. He has a BSBA from Villanova University, and has been in the investment management industry since 1991.

David Dowden. Mr. Dowden is a Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the Registrant’s portfolio since inception. He has managed the MainStay New York Tax Free Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013, the MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund since February 2014 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Prior to joining MacKay Shields, he was the Chief Investment Officer at Financial Guaranty Insurance Company from 2006 to 2009. He has a BA from Brown University and an MBA from Columbia University. He has been in the investment management industry since 1989.

 (a)(2)         Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest as of May 31, 2015.

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS MANAGED FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Robert DiMella	5 RICs $4,093,290,256	5 Accounts $2,145,908,248	44 Accounts $5,430,145,416	0	1 Account $123,808,260	0
David Dowden	5 RICs $4,093,290,256	5 Accounts $2,145,908,248	44 Accounts $5,430,145,416	0	1 Account $123,808,260	0
John Loffredo	5 RICs $4,093,290,256	5 Accounts $2,145,908,248	44 Accounts $5,430,145,416	0	1 Account $123,808,260	0
Michael Petty	5 RICs $4,093,290,256	5 Accounts $2,145,908,248	44 Accounts $5,430,145,416	0	1 Account $123,808,260	0
Scott Sprauer	5 RICs $4,093,290,256	5 Accounts $2,145,908,248	44 Accounts $5,430,145,416	0	1 Account $123,808,260	0

Potential Conflicts of Interest

Certain portfolio managers of MacKay Shields who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. A portfolio manager who makes investment decisions with respect to other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

●	The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

●	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

●	A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

●	An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, the Manager and the Sub-Advisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investments has adopted a Code of Ethics that recognizes the Manager’s obligation to treat all of its clients, including the Registrant, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

(a)(3)          Portfolio Managers or Management Team Members’ Compensation Structure

Fixed compensation is primarily paid through a portfolio manager’s annual salary, which is paid in monthly installments in arrears. Salaries are set by reference to a range of factors, taking account of seniority and responsibilities and the market rate of pay for the relevant position. Annual salaries are set at competitive levels to attract and maintain the best professional talent. Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Incentive compensation received by portfolio managers is based on both quantitative and qualitative factors. This approach instills a strong sense of commitment towards the overall success of the firm. Deferred awards are provided to attract, retain, motivate and reward key personnel. As such, MacKay Shields maintains a phantom equity plan and awards vest and pay out after several years. Thus, portfolio managers share in the results and success of the firm.

MacKay Shields maintains an employee benefit program, including health and non-health insurance, and a 401k defined contribution plan for all of its employees regardless of their job title, responsibilities or seniority.

MacKay Shields does not align the portfolio managers’ compensation to the investment performance of specific Funds or of other accounts they manage. The compensation received by portfolio managers is based on both quantitative and qualitative factors. The quantitative factors may include: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives. To the extent that an increase in the size of a Fund or another account managed by a portfolio manager has a positive impact on revenues/profitability, a portfolio manager’s compensation may also increase. There is no difference between the method used in determining portfolio managers’ compensation with respect to a Fund and other accounts they manage. We do not believe the compensation structure provides an incentive for an employee who provides services to a Fund to take undue risks in managing the assets of the Fund.

 (a)(4)          Disclosure of Securities Ownership

The following table states, as of May 31, 2015, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Registrant ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001- $500,000, $500,001-$1,000,000, or over $1,000,000).

PORTFOLIO MANAGER	RANGE OF OWNERSHIP
Robert DiMella	$100,001 - $500,000
David Dowden	$50,001 - $100,000
John Loffredo	$100,001 - $500,000
Michael Petty	$10,001 - $50,000
Scott Sprauer	$10,001 - $50,000

 (b)               Changes in Portfolio Management

There have been no changes to the portfolio management team since inception on June 26, 2012.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.     Controls and Procedures.

(a)               Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act) (“Disclosure Controls”), as of a date within 90 days prior to the filing date (“Filing Date”) of this Form N-CSR (“Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)               There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the 1940 Act that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)    Code of Ethics

(a)(2)    Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the 1940 Act.

(a)(3)    Not applicable

(b)         Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer
Date:	August 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	August 7, 2015

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	August 7, 2015

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.